Bread Financial Second quarter 2024 results © 2 0 2 2 B r e a d F i n a n c i a l | C o n f i d e n t i a l & P r o p r i e t a r y 1 July 25, 2024 Exhibit 99.2

2©2024 Bread Financial Demonstrated financial resilience • Net income of $133 million and Earnings per diluted share of $2.66 ◦ Adjusted diluted EPS (a non-GAAP financial measure) of $2.67, reflecting the anti-dilutive impact of our Capped Call transactions • Tangible book value per share of $48.89 increased 25% year-over-year • Common equity tier 1 (CET1) capital ratio of 13.8% increased 170 bps vs. the second quarter of 2023 • Double leverage ratio declined to 110%, achieving our target of less than 115% • Direct-to-consumer deposits of $7.2 billion increased 20% vs. the second quarter of 2023, now representing 40% of our total funding • Signed long-term agreement with new partner Saks Fifth Avenue • Hosted investor day in June highlighting our business transformation, resilient business model, and refreshed long-term financial targets Proactive risk management • Meaningful progress made implementing mitigation plans to limit the financial impact of the CFPB late fee rule with various pricing changes in-market including increased APRs and statement fees • Continued self-moderation of consumer spending as macroeconomic pressures persist; coupled with our strategic credit tightening, balancing macroeconomic headwinds and returns Key highlights Second quarter 2024

3©2024 Bread Financial Parent level debt outstanding $1.4 $0.6 $0.3 $1.4 $1.4 $1.1 $1.3 Term loan & revolver Senior & convertible notes 2Q21 2Q22 2Q23 2Q24 (1) Common equity tier 1 capital ratio represents common equity tier 1 capital divided by total risk-weighted assets. (2) Tangible book value per common share represents Tangible common equity (TCE) divided by shares outstanding and is a non-GAAP financial measure. See "Non-GAAP Financial Measures" and "Reconciliation of GAAP to Non-GAAP Financial Measures". Capital allocation Tangible book value per share (TBVPS)⁽²⁾ $27.12 $31.75 $38.99 $48.89 2Q21 2Q22 2Q23 2Q24 Common equity tier 1 capital ratio⁽¹⁾ 9.7% 10.7% 12.1% 13.8% 2Q21 2Q22 2Q23 2Q24 +410 bps +22% CAGR Drive shareholder valueImprove capital metrics -53% Reduce debt levels CET1 ratio increased 410 bps over the last three years ~$22 increase in TBVPS over the last three years110% double leverage ratio, achieving <115% target ($ in billions)

4©2024 Bread Financial Focus areas Responsible growth Scale and diversify product offerings to align with the changing macroeconomic landscape, while optimizing brand partner growth and revenue opportunities Manage macroeconomic and regulatory environment Proactively execute strategies to mitigate business impacts resulting from government regulation and macroeconomic challenges Operational excellence Accelerate continuous improvement gains to drive technology advancements, improved customer satisfaction, control enhancements, enterprise-wide efficiency, and value creation Accelerate digital and technology capabilities Drive our digital-first strategy to enhance product offerings, increase customer self-servicing, and improve the overall customer experience

5©2024 Bread Financial ($ in millions, except per share amounts) 2Q24 2Q23 $ Change YTD '24 YTD '23 $ Change Income from continuing operations, net of taxes $ 133 $ 64 $ 69 $ 269 $ 519 $ (250) Income (loss) from discontinued operations, net of taxes — (16) 16 (1) (16) 15 Net income $ 133 $ 48 $ 85 $ 268 $ 503 $ (235) Weighted average shares outstanding – diluted 50.2 50.3 49.9 50.2 Less: Anti-dilutive impact of Capped Call transactions* (0.2) n/a (0.1) n/a Adjusted weighted average shares outstanding – diluted* 50.0 50.3 49.8 50.2 Income from continuing operations per diluted share $ 2.65 $ 1.27 $ 1.38 $ 5.38 $ 10.34 $ (4.96) Income (loss) from discontinued operations per diluted share 0.01 (0.32) 0.33 (0.02) (0.32) 0.30 Net income per diluted share $ 2.66 $ 0.95 $ 1.71 $ 5.36 $ 10.02 $ (4.66) Anti-dilutive impact of Capped Call transactions* 0.01 n/a 0.01 0.01 n/a 0.01 Adjusted net income per diluted share* $ 2.67 $ 0.95 $ 1.72 $ 5.37 $ 10.02 $ (4.65) Adjusted income from continuing operations per diluted share* $ 2.66 $ 1.27 $ 1.39 $ 5.39 $ 10.34 $ (4.95) Net income and diluted EPS * Represents a Non-GAAP financial measure. See “Non-GAAP Financial Measures” and "Reconciliation of GAAP to Non-GAAP Financial Measures". n/a – Not applicable

6©2024 Bread Financial $0.9 billion $2.66 Year-over-year comparisons • Credit sales of $6.6 billion decreased 7%, reflecting moderating consumer spending and strategic credit tightening, partially offset by new partner growth. • Average loans of $17.9 billion increased 1% year-over-year driven by ongoing growth in co-brand programs. • Revenue decreased $13 million, or 1%, driven by reduced merchant discount fees resulting from lower big ticket credit sales. • Income from continuing operations of $133 million increased by $69 million due to a higher reserve release and lower non-interest expenses. • The delinquency rate of 6.0% increased from 5.5% in the second quarter of 2023 and decreased 20 basis points sequentially. • The net loss rate of 8.6% increased from 8.0% in the second quarter of 2023 and increased 10 basis points sequentially. * Continuing operations excludes amounts associated with our former LoyaltyOne segment and our former Epsilon segment which previously have been disclosed as discontinued operations and classified accordingly. As well, beginning in 2024, we revised the calculation of average balances to more closely align with industry practice by incorporating an average daily balance. Prior to 2024, average balances represent the average balance at the beginning and end of each month, averaged over the periods indicated. (1) Represents a Non-GAAP financial measure. See “Non-GAAP Financial Measures” and "Reconciliation of GAAP to Non-GAAP Financial Measures". * Continuing operations Financial highlights Second quarter 2024 Revenue Net income Adj. diluted EPS(1) $133 million *

Summary P&L results

Continuing operations

($ in millions)	2Q24	2Q23	$ Change	% Change	YTD '24	YTD '23	$ Change	% Change
Total interest income	$ 1,228	$ 1,197	$ 31	3	$ 2,528	$ 2,531	$ (3)	—
Total interest expense	241	205	36	18	489	422	67	16
Net interest income	**987**	**992**	**(5)**	**—**	**2,039**	**2,109**	**(70)**	**(3)**
Total non-interest income	(48)	(40)	(8)	22	(110)	132	(242)	(183)
Revenue	**939**	**952**	**(13)**	**(1)**	**1,929**	**2,241**	**(312)**	**(14)**
Net principal losses	382	351	31	9	775	694	81	12
Reserve release	(92)	(15)	(77)	477	(164)	(252)	88	(35)
Provision for credit losses	290	336	(46)	(14)	611	442	169	38
Total non-interest expenses	469	530	(61)	(12)	949	1,075	(126)	(12)
Income before income taxes	**180**	**86**	**94**	**108**	**369**	**724**	**(355)**	**(49)**
Provision for income taxes	47	22	25	109	100	205	(105)	(51)
Net income	**$ 133**	**$ 64**	**$ 69**	**108**	**$ 269**	**$ 519**	**$ (250)**	**(48)**
Pretax pre-provision earnings (PPNR)*	**$ 470**	**$ 422**	**$ 48**	**11**	**$ 980**	**$ 1,166**	**$ (186)**	**(16)**
Less: Gain on portfolio sale	(5)	—	(5)	nm	(5)	(230)	225	(98)
PPNR less gain on portfolio sale*	$ 465	$ 422	$ 43	10	$ 975	$ 936	$ 39	4

*PPNR and PPNR less gain on portfolio sale are non-GAAP financial measures. See "Non-GAAP Financial Measures" and "Reconciliation of GAAP to Non-GAAP Financial Measures".

nm – Not meaningful, denoting a variance of 1,000 percent or more.

PPNR less gain on portfolio sale*

($ in millions)



+10%
$422
$465
2Q23
2Q24
+4%
$936
$975
YTD '23
YTD '24

bread financial.

©2024 Bread Financial

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8©2024 Bread Financial $18.2 $18.8 $20.3 $19.9 $17.8 $17.5 $18.1 $18.5 $17.9 Direct-to-consumer deposits Wholesale deposits Secured borrowings Unsecured borrowings 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 $21.0 $21.8 $23.6 $23.5 $21.3 $21.0 $21.9 $22.7 $22.1 Credit card and other loans Cash and investment securities 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 Av er ag e in te re st -b ea rin g lia bi lit ie s ($ in b ill io ns ) Av er ag e in te re st -e ar ni ng a ss et s ($ in b ill io ns ) Interest-earning asset yields and mix 25.0% 27.2% 26.0% 26.6% 26.1% 28.6% 27.7% 27.0% 26.4% 20.5% 22.3% 22.4% 22.7% 22.5% 24.8% 23.9% 23.1% 22.4% 18.6% 19.9% 19.1% 19.0% 18.7% 20.6% 19.6% 18.7% 18.0% Loan yield Avg. earning asset yield Net interest margin Interest-bearing liability costs and funding mix 2.1% 2.8% 3.9% 4.4% 4.6% 5.0% 5.2% 5.4% 5.4% 1.5% 2.2% 3.1% 3.5% 3.9% 4.3% 4.6% 4.6% 4.7% Cost of total interest-bearing liabilities Cost of deposits Net interest margin 81% 81% 84% 83% 83% 83% 83% 82% 81% 19% 19% 16% 17% 17% 17% 17% 18% 19% 29% 26% 25% 23% 16% 17% 18% 20% 19% 11% 10% 10% 9% 10% 8% 8% 7% 7% 22% 27% 26% 28% 33% 35% 35% 36% 40% 38% 37% 39% 40% 41% 40% 39% 37% 34% Note: Beginning in 2024, we revised the calculation of average balances to more closely align with industry practice by incorporating an average daily balance. Prior to 2024, average balances represent the average balance at the beginning and end of each month, averaged over the periods indicated.

Credit quality and allowance

Delinquency rates



5-year peak rate: 6.5%
5-year avg rate: ~5.0%
5-year low rate: 3.3%
4.4%
5.7%
5.5%
5.7%
5.5%
6.3%
6.5%
6.2%
6.0%
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24

Net loss rates



5-year peak rate: 8.6%
5-year avg rate: ~6.3%
5-year low rate: 3.9%
5.6%(1)
5.0%
6.3%
7.0%
8.0%
6.9%
8.0%
8.5%
8.6%
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24

(1) The 2Q22 Net loss rate includes a 30 basis point increase from the effects of the purchase of previously written-off accounts that were sold to a third-party debt collection agency.

Reserve rates and loss absorption capacity

($ in millions)



20.1%
20.9%
18.4%
23.0%
23.2%
24.0%
23.2%
24.9%
25.9%
$1,992
$2,073
$2,464
$2,223
$2,208
$2,207
$2,328
$2,255
$2,164
11.2%
11.4%
11.5%
12.3%
12.3%
12.3%
12.0%
12.4%
12.2%
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
ACL balance
Reserve rate(2)
TCE + credit reserve rate(3)

(2) Calculated as the percentage of the Allowance for credit losses to end-of-period Credit card and other loans.
(3) Calculated as the sum of TCE and Allowance for credit losses divided by End-of-period credit card and other loans. TCE is a non-GAAP financial measure.

Revolving credit risk distribution

(Vantage score)



12% 27% 61%
13% 27% 60%
12% 26% 62%
15% 27% 58%
14% 27% 59%
16% 27% 57%
16% 27% 57%
17% 27% 56%
15% 27% 58%
2Q22
3Q22
4Q22
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
Greater than 660
601-660
600 or below

bread financial.

Notes: Starting with 3Q22 through 2Q23, the Net loss rate was impacted by the transition of our credit card processing services in June 2022. As well, beginning in 2024, we revised the calculation of average balances to more closely align with industry practice by incorporating an average daily balance. Prior to 2024, average balances represent the average balance at the beginning and end of each month, averaged over the periods indicated.

©2024 Bread Financial

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10©2024 Bread Financial 2024 financial outlook Our outlook assumes no impact from the CFPB late fee rule given uncertainty surrounding the timing and outcome of ongoing litigation.* Full year 2023 actuals Full year 2024 outlook Commentary Average loans 2023: $18,216 million Down low single digits • Based on our current economic outlook, strategic credit tightening actions, higher gross credit losses, and visibility into our pipeline, we expect 2024 average credit card and other loans to be down low single digits relative to 2023. Revenue (excl. gain on sale) 2023: $4,059 million Down low- to mid- single digits • Net interest margin is expected to be lower than the 2023 full year rate as a result of higher reversals of interest and fees due to higher gross credit losses, a continued shift in product mix to co-brand, proprietary, and installment lending products, as well as anticipated interest rate reductions by the Federal Reserve. • Revenue guidance excludes portfolio sale gains. Total non-interest expenses 2023: $2,092 million Down mid-single digits • We continue to strategically invest in technology modernization, marketing, and product innovation to drive growth and efficiencies. Net loss rate 2023: 7.5% Low 8% range • Our outlook is inclusive of continued inflationary pressure on consumers’ ability to pay, our credit management actions, and expected slower loan growth. Assumes a gradual modest improvement in economic conditions throughout the year. * A preliminary injunction has been granted in the lawsuit challenging the CFPB's final late fee rule. We cannot provide any assurance regarding the outcome of this or any other litigation relating to the rule. See "Forward-Looking Statements" included elsewhere in this presentation.

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12©2024 Bread Financial Appendix © 2 0 2 2 B r e a d F i n a n c i a l | C o n f i d e n t i a l & P r o p r i e t a r y 1 2

Total non-interest expenses

Continuing operations

2Q24 vs. 2Q23 change in non-interest expenses
($ in millions)


Employee comp. and benefits:
-2%
$(3)
Card and processing:
-33%
$(39)
Info. processing and comm.:
$(2)
-3%
Marketing:
-16%
$(7)
Depreciation and amortization:
-33%
$(12)
Other:
2%
$2

Total non-interest expenses decreased 12% versus 2Q23

- Card and processing expenses decreased due primarily to lower fraud losses, as well as reduced volume-related card and statement costs.
- Depreciation and amortization costs decreased due to lower amortization of developed technology.
- Marketing expenses decreased primarily due to decreased spending associated with brand partner joint marketing campaigns, partially offset by higher spending associated with direct-to-consumer offerings.

Total non-interest expenses
($ in millions)


$530
-12%
$469
$1,075
-12%
$949
2Q23
2Q24
YTD '23
YTD '24

Efficiency ratio excluding gain on portfolio sale*


56%
-580 bps
50%
53%
-404 bps
49%
2Q23
2Q24
YTD '23
YTD '24

bread financial

** Efficiency ratio represents Total non-interest expenses divided by Total net interest and non-interest income. Portfolio sale gains are removed to allow for more accurate comparisons.*

©2024 Bread Financial

13

Summary financial highlights

Continuing operations

($ in millions)	2Q24	2Q23	2Q24 vs 2Q23	1Q24	2Q24 vs 1Q24	YTD '24	YTD '23	YTD '24 vs YTD '23
Credit sales	$ 6,570	$ 7,057	(7%)	$ 6,030	9%	$ 12,600	$ 14,430	(13%)
Average credit card and other loans	$ 17,872	$ 17,652	1%	$ 18,546	(4%)	$ 18,209	$ 18,528	(2%)
End-of-period credit card and other loans	$ 17,743	$ 17,962	(1%)	$ 18,185	(2%)	$ 17,743	$ 17,962	(1%)
End-of-period direct-to-consumer deposits	$ 7,193	$ 5,993	20%	$ 6,984	3%	$ 7,193	$ 5,993	20%
Return on average assets[(1)]	2.4%	1.2%	1.2%	2.4%	—%	2.4%	4.6%	(2.2%)
Return on average equity[(2)]	16.7%	9.4%	7.3%	17.5%	(0.8%)	17.1%	39.7%	(22.6%)
Return on average tangible common equity[(3)]	21.8%	13.2%	8.6%	23.1%	(1.3%)	22.5%	56.9%	(34.4%)
Net interest margin[(4)]	18.0%	18.7%	(0.7%)	18.7%	(0.7%)	18.3%	18.8%	(0.5%)
Loan yield[(5)]	26.4%	26.1%	0.3%	27.0%	(0.6%)	26.7%	26.4%	0.3%
Efficiency ratio[(6)]	49.9%	55.7%	(5.8%)	48.6%	1.3%	49.2%	47.9%	1.3%
Double leverage ratio[(7)]	110.1%	141.4%	(31.3%)	118.0%	(7.9%)	110.1%	141.4%	(31.3%)
Common equity tier 1 capital ratio[(8)]	13.8%	12.1%	1.7%	12.6%	1.2%	13.8%	12.1%	1.7%
Total risk-based capital ratio[(9)]	15.1%	13.4%	1.7%	14.0%	1.1%	15.1%	13.4%	1.7%
Total risk-weighted assets[(10)]	$ 18,859	$ 18,745	1%	$ 19,344	(3%)	$ 18,859	$ 18,745	1%
Tangible common equity / tangible assets ratio[(11)]	11.3%	9.4%	1.9%	10.6%	0.7%	11.3%	9.4%	1.9%
Tangible book value per common share[(12)]	$ 48.89	$ 38.99	25%	$ 45.96	6%	$ 48.89	$ 38.99	25%
Payment rate[(13)]	14.4%	15.0%	(0.6%)	14.8%	(0.4%)	14.4%	15.0%	(0.6%)
Delinquency rate	6.0%	5.5%	0.5%	6.2%	(0.2%)	6.0%	5.5%	0.5%
Net loss rate	8.6%	8.0%	0.6%	8.5%	0.1%	8.6%	7.5%	1.1%
Reserve rate	12.2%	12.3%	(0.1%)	12.4%	(0.2%)	12.2%	12.3%	(0.1%)

The terms associated with footnotes (1) through (13) are defined on the Definition of Terms slide in the Appendix.
Note: Starting with 3Q22 through 2Q23, the Net loss rate was impacted by the transition of our credit card processing services in June 2022.

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©2024 Bread Financial
14

Summary financial highlights – trending

Continuing operations

($ in millions)	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	4Q23	1Q24	2Q24	YTD '23	YTD '24
Credit sales	$ 8,140	$ 7,689	$ 10,166	$ 7,373	$ 7,057	$ 6,668	$ 7,802	$ 6,030	$ 6,570	$ 14,430	$ 12,600
Year-over-year change	*10%*	*4%*	*16%*	*7%*	*(13%)*	*(13%)*	*(23%)*	*(18%)*	*(7%)*	*(4%)*	*(13%)*
Average credit card and other loans	$ 17,003	$ 17,598	$ 19,820	$ 19,405	$ 17,652	$ 17,540	$ 18,267	$ 18,546	$ 17,872	$ 18,528	$ 18,209
Year-over-year change	*11%*	*14%*	*23%*	*17%*	*4%*	*—%*	*(8%)*	*(4%)*	*1%*	*10%*	*(2%)*
End-of-period credit card and other loans	$ 17,769	$ 18,126	$ 21,365	$ 18,060	$ 17,962	$ 17,922	$ 19,333	$ 18,185	$ 17,743	$ 17,962	$ 17,743
Year-over-year change	*13%*	*16%*	*23%*	*7%*	*1%*	*(1%)*	*(10%)*	*1%*	*(1%)*	*1%*	*(1%)*
End-of-period direct-to-consumer deposits	$ 4,191	$ 5,176	$ 5,466	$ 5,630	$ 5,993	$ 6,098	$ 6,454	$ 6,984	$ 7,193	$ 5,993	$ 7,193
Year-over-year change	*75%*	*70%*	*72%*	*58%*	*43%*	*18%*	*18%*	*24%*	*20%*	*43%*	*20%*
Return on average assets[1]	0.2%	2.4%	(2.2%)	7.7%	1.2%	3.2%	0.8%	2.4%	2.4%	4.6%	2.4%
Return on average equity[2]	2.2%	22.8%	(23.3%)	73.0%	9.4%	24.8%	6.2%	17.5%	16.7%	39.7%	17.1%
Return on average tangible common equity[3]	3.1%	32.3%	(35.5%)	107.0%	13.2%	34.3%	8.5%	23.1%	21.8%	56.9%	22.5%
Net interest margin[4]	18.6%	19.9%	19.1%	19.0%	18.7%	20.6%	19.6%	18.7%	18.0%	18.8%	18.3%
Loan yield[5]	25.0%	27.2%	26.0%	26.6%	26.1%	28.6%	27.7%	27.0%	26.4%	26.4%	26.7%
Efficiency ratio[6]	52.9%	49.7%	53.1%	42.2%	55.7%	48.7%	50.8%	48.6%	49.9%	47.9%	49.2%
Double leverage ratio[7]	187.7%	182.4%	183.6%	158.6%	141.4%	127.4%	123.9%	118.0%	110.1%	141.4%	110.1%
Common equity tier 1 capital ratio[8]	10.7%	11.5%	8.7%	11.8%	12.1%	12.9%	12.2%	12.6%	13.8%	12.1%	13.8%
Total risk-based capital ratio[9]	12.0%	12.9%	10.1%	13.2%	13.4%	14.2%	13.6%	14.0%	15.1%	13.4%	15.1%
Total risk-weighted assets[10]	$ 19,050	$ 18,830	$ 22,065	$ 18,893	$ 18,745	$ 18,730	$ 20,140	$ 19,344	$ 18,859	$ 18,745	$ 18,859
Tangible common equity / tangible assets ratio[11]	7.5%	8.0%	6.0%	9.1%	9.4%	10.0%	9.6%	10.6%	11.3%	9.4%	11.3%
Tangible book value per common share[12]	$ 31.75	$ 34.30	$ 29.42	$ 38.44	$ 38.99	$ 42.45	$ 43.70	$ 45.96	$ 48.89	$ 38.99	$ 48.89
Payment rate[13]	15.3%	15.5%	16.4%	15.6%	15.0%	14.4%	14.5%	14.8%	14.4%	15.0%	14.4%
Delinquency rate	4.4%	5.7%	5.5%	5.7%	5.5%	6.3%	6.5%	6.2%	6.0%	5.5%	6.0%
Net loss rate	5.6%	5.0%	6.3%	7.0%	8.0%	6.9%	8.0%	8.5%	8.6%	7.5%	8.6%
Reserve rate	11.2%	11.4%	11.5%	12.3%	12.3%	12.3%	12.0%	12.4%	12.2%	12.3%	12.2%

The terms associated with footnotes (1) through (13) are defined on the Definition of Terms slide in the Appendix.
Note: Starting with 3Q22 through 2Q23, the Net loss rate was impacted by the transition of our credit card processing services in June 2022.

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©2024 Bread Financial
15

Summary P&L results – trending

Continuing operations

($ in millions)	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	4Q23	1Q24	2Q24	YTD '23	YTD '24
Total interest income	$ 1,073	$ 1,218	$ 1,325	$ 1,335	$ 1,197	$ 1,301	$ 1,312	$ 1,300	$ 1,228	$ 2,531	$ 2,528
Total interest expense	95	133	195	218	205	219	237	248	241	422	489
Net interest income	**978**	**1,085**	**1,130**	**1,117**	**992**	**1,082**	**1,075**	**1,052**	**987**	**2,109**	**2,039**
Total non-interest income	(85)	(106)	(97)	172	(40)	(51)	(58)	(61)	(48)	132	(110)
Revenue	**893**	**979**	**1,033**	**1,289**	**952**	**1,031**	**1,017**	**991**	**939**	**2,241**	**1,929**
Net principal losses	238	218	312	342	351	304	367	394	382	694	775
Reserve build (release)	166	86	380	(235)	(15)	—	115	(73)	(92)	(252)	(164)
Provision for credit losses	404	304	692	107	336	304	482	321	290	442	611
Total non-interest expenses	473	486	548	544	530	502	516	482	469	1,075	949
Income (loss) before income taxes	**16**	**189**	**(207)**	**638**	**86**	**225**	**19**	**188**	**180**	**724**	**369**
Provision for income taxes	4	55	(73)	183	22	52	(26)	53	47	205	100
Net income (loss)	**$ 12**	**$ 134**	**$ (134)**	**$ 455**	**$ 64**	**$ 173**	**$ 45**	**$ 135**	**$ 133**	**$ 519**	**$ 269**
Pretax pre-provision earnings (PPNR)*	**$ 420**	**$ 493**	**$ 485**	**$ 745**	**$ 422**	**$ 529**	**$ 501**	**$ 509**	**$ 470**	**$ 1,166**	**$ 980**
Less: Gain on portfolio sale	—	—	—	(230)	—	—	—	—	(5)	(230)	(5)
PPNR less gain on portfolio sale*	$ 420	$ 493	$ 485	$ 515	$ 422	$ 529	$ 501	$ 509	$ 465	$ 936	$ 975

* PPNR and PPNR less gain on portfolio sale are non-GAAP financial measures. See "Non-GAAP Financial Measures" and "Reconciliation of GAAP to Non-GAAP Financial Measures".

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©2024 Bread Financial
16

Summary P&L results – trending

($ in millions, except per share amounts)	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	4Q23	1Q24	2Q24	YTD '23	YTD '24
Income (loss) from continuing operations, net of taxes	$ 12	$ 134	$ (134)	$ 455	$ 64	$ 173	$ 45	$ 135	$ 133	$ 519	$ 269
Income (loss) from discontinued operations, net of taxes	—	—	—	—	(16)	(2)	(2)	(1)	—	(16)	(1)
Net income (loss)	**$ 12**	**$ 134**	**$ (134)**	**$ 455**	**$ 48**	**$ 171**	**$ 43**	**$ 134**	**$ 133**	**$ 503**	**$ 268**
Weighted average shares outstanding – diluted	49.9	49.9	50.0	50.1	50.3	50.1	49.6	49.7	50.2	50.2	49.9
Less: Anti-dilutive impact of Capped Call transactions*	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	(0.2)	n/a	(0.1)
Adjusted weighted average shares outstanding – diluted*	49.9	49.9	50.0	50.1	50.3	50.1	49.6	49.7	50.0	50.2	49.8
Income from continuing operations per diluted share	$ 0.25	$ 2.69	$ (2.68)	$ 9.08	$ 1.27	$ 3.46	$ 0.90	$ 2.73	$ 2.65	$ 10.34	$ 5.38
Income (loss) from discontinued operations per diluted share	—	—	—	—	(0.32)	(0.04)	(0.03)	(0.03)	0.01	(0.32)	(0.02)
Net income per diluted share	**$ 0.25**	**$ 2.69**	**$ (2.68)**	**$ 9.08**	**$ 0.95**	**$ 3.42**	**$ 0.87**	**$ 2.70**	**$ 2.66**	**$ 10.02**	**$ 5.36**
Anti-dilutive impact of Capped Call transactions*	n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a	0.01	n/a	0.01
Adjusted net income per diluted share*	**$ 0.25**	**$ 2.69**	**$ (2.68)**	**$ 9.08**	**$ 0.95**	**$ 3.42**	**$ 0.87**	**$ 2.70**	**$ 2.67**	**$ 10.02**	**$ 5.37**
Adjusted income from continuing operations per diluted share*	$ 0.25	$ 2.69	$ (2.68)	$ 9.08	$ 1.27	$ 3.46	$ 0.90	$ 2.73	$ 2.66	$ 10.34	$ 5.39

bread financial.

** Represents a Non-GAAP financial measure. See "Non-GAAP Financial Measures" and "Reconciliation of GAAP to Non-GAAP Financial Measures".*

n/a – Not applicable

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Net interest margin

($ in millions)	2Q24			YTD '24		
	Average balance	Interest income / expense	Average yield / rate	Average balance	Interest income / expense	Average yield / rate
Cash and investment securities	$ 4,178	$ 54	5.2%	$ 4,157	$ 106	5.2%
Credit card and other loans	17,872	1,174	26.4%	18,209	2,422	26.7%
Total interest-earning assets	**22,050**	**1,228**	**22.4%**	**22,366**	**2,528**	**22.7%**
Direct-to-consumer (Retail)	7,092	86	4.9%	6,916	168	4.9%
Wholesale deposits	6,026	66	4.4%	6,398	140	4.4%
Interest-bearing deposits	**13,118**	**152**	**4.7%**	**13,314**	**308**	**4.6%**
Secured borrowings	3,425	59	6.9%	3,544	121	6.9%
Unsecured borrowings	1,316	30	9.2%	1,335	60	9.1%
Interest-bearing borrowings	**4,741**	**89**	**7.5%**	**4,879**	**181**	**7.5%**
Total interest-bearing liabilities	**$ 17,859**	**$ 241**	**5.4%**	**$ 18,193**	**$ 489**	**5.4%**
Net interest income		**$ 987**			**$ 2,039**	
Net interest margin*		**18.0%**			**18.3%**	

** Net interest margin represents annualized Net interest income divided by average Total interest-earning assets.*

Note: Beginning in 2024, we revised the calculation of average balances to more closely align with industry practice by incorporating an average daily balance. Prior to 2024, average balances represent the average balance at the beginning and end of each month, averaged over the periods indicated.

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©2024 Bread Financial
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Capital and liquidity

As of June 30, 2024:

- Total company liquidity of $7.8 billion including all undrawn credit facilities and conduits at the banks; parent liquidity of $1.1 billion consisting of cash plus revolver capacity
- Total company common equity tier 1 capital ratio of 13.8%, up 170 basis points versus a year ago
- Banks remain well capitalized on a total risk-based capital basis, nearly double the 10% well-capitalized threshold
- Prudent interest rate management with no held-to-maturity securities

Capital ratios	2Q22	3Q22	4Q22	1Q23	2Q23	3Q23	4Q23	1Q24	2Q24	Rolling 4 quarter avg.
Total company										
Common equity tier 1 capital ratio(1)	10.7%	11.5%	8.7%	11.8%	12.1%	12.9%	12.2%	12.6%	13.8%	12.9%
Total risk-based capital ratio(2)	12.0%	12.9%	10.1%	13.2%	13.4%	14.2%	13.6%	14.0%	15.1%	14.2%
Total risk-weighted assets(3)	$ 19,050	$ 18,830	$ 22,065	$ 18,893	$ 18,745	$ 18,730	$ 20,140	$ 19,344	$ 18,859	$ 19,268
Tangible common equity / tangible assets ratio(4)	7.5%	8.0%	6.0%	9.1%	9.4%	10.0%	9.6%	10.6%	11.3%	10.4%
Tangible common equity + credit reserve rate(5)	20.1%	20.9%	18.4%	23.0%	23.2%	24.0%	23.2%	24.9%	25.9%	24.5%
Comenity Bank										
Common equity tier 1 capital ratio(1)	22.7%	20.7%	18.4%	18.3%	18.8%	20.3%	19.7%	18.2%	18.0%	19.1%
Total risk-based capital ratio(2)	24.0%	22.0%	19.7%	19.7%	20.1%	21.6%	21.1%	19.6%	19.4%	20.4%
Comenity Capital Bank										
Common equity tier 1 capital ratio(1)	18.1%	18.4%	16.1%	21.7%	18.2%	18.5%	16.6%	17.5%	18.1%	17.7%
Total risk-based capital ratio(2)	19.4%	19.7%	17.5%	23.0%	19.6%	19.9%	18.0%	18.9%	19.5%	19.1%

The terms associated with footnotes (1) through (5) are defined on the Definition of Terms slide at the end of the Appendix.

Note: The Common equity tier 1 capital ratio and Total risk-based capital ratio include adjustments for the phase-in of the effect of the current expected credit loss (CECL) model on regulatory capital over a three-year period beginning in the first quarter of 2022, through 2024. 75%, 50% and 25% of the phase-in is included in 2024, 2023 and 2022, respectively. The effects of CECL on our regulatory capital will be fully phased-in beginning in the first quarter of 2025.

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©2024 Bread Financial

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20©2024 Bread Financial 5.8% 6.0% 5.0% 5.1% 3.9% 4.4% 4.8% 5.6% 5.0% 6.3% 7.0% 8.0% 6.9% 8.0% 8.5% 8.6% 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 4.7% 4.4% 3.8% 3.3% 3.8% 3.9% 4.1% 4.4% 5.7% 5.5% 5.7% 5.5% 6.3% 6.5% 6.2% 6.0% 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 15-year low rate(1): 3.8% 15-year avg rate: ~6.0% 15-year avg rate: ~5.0% 15-year low rate: 3.3% Credit quality trends (2) Delinquency rates Net loss rates 15-year peak rate(1): 9.4% 15-year peak rate: 6.5% (1) Peak Net loss rate occurred in 2009. Low Net loss rate occurred in 2014. (2) The 2Q22 Net loss rate includes a 30 basis point increase from the effects of the purchase of previously written-off accounts that were sold to a third-party debt collection agency. Notes: Starting with 3Q22 through 2Q23, the Net loss rate was impacted by the transition of our credit card processing services in June 2022. As well, beginning in 2024, we revised the calculation of average balances to more closely align with industry practice by incorporating an average daily balance. Prior to 2024, average balances represent the average balance at the beginning and end of each month, averaged over the periods indicated.

21©2024 Bread Financial Definition of terms Note (1) Beginning in 2024, we revised the calculation of average balances to more closely align with industry practice by incorporating an average daily balance. Prior to 2024, average balances represent the average balance at the beginning and end of each month, averaged over the periods indicated. Summary financial highlights (1) Return on average assets: Return on average assets represents annualized Income from continuing operations divided by average Total assets. (2) Return on average equity: Return on average equity represents annualized Income from continuing operations divided by average Total stockholders’ equity. (3) Return on average tangible common equity: Return on average tangible common equity (ROTCE) represents annualized Income from continuing operations divided by average Tangible common equity. Tangible common equity (TCE) represents Total stockholders' equity reduced by Goodwill and intangible assets, net. ROTCE is a non-GAAP financial measure. (4) Net interest margin: Net interest margin represents annualized Net interest income divided by average Total interest-earning assets. (5) Loan yield: Loan yield represents annualized Interest and fees on loans divided by Average credit card and other loans. (6) Efficiency ratio: Efficiency ratio represents Total non-interest expenses divided by Total net interest and non-interest income. (7) Double leverage: Double leverage ratio represents Parent Company investment in subsidiaries divided by BFH consolidated equity. (8) Common equity tier 1 capital ratio: Common equity tier 1 capital ratio represents common equity tier 1 capital divided by total risk-weighted assets. (9) Total risk-based capital ratio: Total risk-based capital ratio represents total capital divided by total risk-weighted assets. (10) Total risk-weighted assets: Total risk-weighted assets are generally measured by allocating assets, and specified off-balance sheet exposures, to various risk categories as defined by the Basel III standardized approach. (11) Tangible common equity / tangible assets ratio: Tangible common equity over tangible assets (TCE/TA) represents TCE divided by Tangible assets (TA), which is Total assets reduced by Goodwill and intangible assets, net. TCE/TA is a non-GAAP financial measure. (12) Tangible book value per share: Tangible book value per common share represents TCE divided by shares outstanding and is a non-GAAP financial measure. (13) Payment rate: Payment rate represents consumer payments during the last month of the period, divided by the beginning-of-month Credit card and other loans, including held for sale in applicable periods. Capital and liquidity (1) Common equity tier 1 capital ratio: Common equity tier 1 capital ratio represents common equity tier 1 capital divided by total risk-weighted assets. (2) Total risk-based capital ratio: Total risk-based capital ratio represents total capital divided by total risk-weighted assets. (3) Total risk-weighted assets: Total risk-weighted assets are generally measured by allocating assets, and specified off-balance sheet exposures, to various risk categories as defined by the Basel III standardized approach. (4) Tangible common equity / tangible assets ratio: Tangible common equity over tangible assets (TCE/TA) represents TCE divided by Tangible assets (TA), which is Total assets reduced by Goodwill and intangible assets, net. TCE/TA is a non-GAAP financial measure. (5) Tangible common equity (TCE) + credit reserve rate: Tangible common equity + credit reserve rate represents the sum of TCE and Allowance for credit losses divided by End-of-period credit card and other loans. TCE is a non-GAAP financial measure.

22©2024 Bread Financial Forward-looking statements This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding, and the guidance we give with respect to, our anticipated operating or financial results, future financial performance and outlook, future dividend declarations, and future economic conditions. We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that are difficult to predict and, in many cases, beyond our control. Accordingly, our actual results could differ materially from the projections, anticipated results or other expectations expressed in this release, and no assurances can be given that our expectations will prove to have been correct. Factors that could cause the outcomes to differ materially include, but are not limited to, the following: macroeconomic conditions, including market conditions, inflation, higher interest rates, labor market conditions, recessionary pressures or a concern over a prolonged economic slowdown, and the related impact on consumer spending behavior, payments, debt levels, savings rates and other behavior; global political and public health events and conditions, including ongoing wars and military conflicts; future credit performance, including the level of future delinquency and write-off rates; the loss of, or reduction in demand from, significant brand partners or customers in the highly competitive markets in which we compete; the concentration of our business in U.S. consumer credit; inaccuracies in the models and estimates on which we rely, including the amount of our Allowance for credit losses and our credit risk management models; the inability to realize the intended benefits of acquisitions, dispositions and other strategic initiatives; our level of indebtedness and ability to access financial or capital markets; pending and future legislation, regulation, supervisory guidance, and regulatory and legal actions, including, but not limited to, those related to financial regulatory reform and consumer financial services practices, as well as any such actions with respect to late fees, interchange fees or other charges; impacts arising from or relating to the transition of our credit card processing services to third party service providers that we completed in 2022; failures or breaches in our operational or security systems, including as a result of cyberattacks, unanticipated impacts from technology modernization projects or otherwise; and any tax liability, disputes or other adverse impacts arising out of or relating to the spinoff of our former LoyaltyOne segment or the bankruptcy filings of Loyalty Ventures Inc. and certain of its subsidiaries. In addition, the Consumer Financial Protection Bureau (CFPB) has issued a final rule that, absent a successful legal challenge, will place significant limits on credit card late fees, which would have a significant impact on our business and results of operations for at least the short term and, depending on the effectiveness of the mitigating actions that we have taken or may in the future take in anticipation of, or in response to, the final rule, may potentially adversely impact us over the long term; we cannot provide any assurance as to the effective date of the rule, the result of any pending or future challenges or other litigation relating to the rule, or our ability to mitigate or offset the impact of the rule on our business and results of operations. The foregoing factors, along with other risks and uncertainties that could cause actual results to differ materially from those expressed or implied in forward-looking statements, are described in greater detail under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

23©2024 Bread Financial We prepare our audited Consolidated Financial Statements in accordance with accounting principles generally accepted in the United States of America (GAAP). However, certain information included herein constitutes non-GAAP financial measures. Our calculations of non-GAAP financial measures may differ from the calculations of similarly titled measures by other companies. In particular: • The share amounts used in calculating Adjusted net income per diluted share and Adjusted income from continuing operations per diluted share have been adjusted for the anti-dilutive impact of our capped call transactions. In connection with the issuance of our $316 million aggregate principal amount of 4.25% Convertible Senior Notes due 2028 (the Convertible Notes) on June 13, 2023, we entered into privately negotiated capped call transactions (the Capped Calls) that are expected generally to reduce potential dilution to our common stock and/or offset certain cash payments we may be required to make in excess of the principal amount of the Convertible Notes upon conversion, redemption or repurchase thereof, with such reduction and/or offset subject to a cap of $61.48 per share. We use Adjusted net income per diluted share and Adjusted income from continuing operations per diluted share to evaluate the dilutive impact of our Convertible Notes after the anti-dilutive impact of the Capped Calls is considered. • Pretax pre-provision earnings (PPNR) represents Income from continuing operations before income taxes and the Provision for credit losses. PPNR less gain on portfolio sale then decreases PPNR by the gain on any portfolio sale in the period. We use PPNR and PPNR less gain on portfolio sale as metrics to evaluate our results of operations before income taxes, excluding the volatility that can occur within Provision for credit losses and the one-time nature of a gain on the sale of a portfolio. • Return on average tangible common equity (ROTCE) represents annualized Income from continuing operations divided by average Tangible common equity. Tangible common equity (TCE) represents Total stockholders' equity reduced by Goodwill and intangible assets, net. We use ROTCE as a metric to evaluate the Company's performance. • Tangible common equity over Tangible assets (TCE/TA) represents TCE divided by Tangible assets (TA), which is Total assets reduced by Goodwill and intangible assets, net. We use TCE/TA as a metric to evaluate the Company’s capital adequacy and estimate its ability to absorb losses. • Tangible book value per common share represents TCE divided by shares outstanding. We use Tangible book value per common share, a metric used across the industry, to estimate liquidity value. We believe the use of these non-GAAP financial measures provide additional clarity in understanding our results of operations and trends. For a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP measures, please see the “Reconciliation of GAAP to Non-GAAP Financial Measures”. Non-GAAP financial measures

24©2024 Bread Financial ($ in millions) 2Q21 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 YTD '23 YTD '24 Adjusted weighted average shares outstanding – diluted Weighted average shares outstanding – diluted 49.9 49.9 50.0 50.1 50.3 50.1 49.6 49.7 50.2 50.2 49.9 Less: Anti-dilutive impact of Capped Call transactions n/a n/a n/a n/a n/a n/a n/a n/a (0.2) n/a (0.1) Adjusted weighted average shares outstanding – diluted 49.9 49.9 50.0 50.1 50.3 50.1 49.6 49.7 50.0 50.2 49.8 Pretax pre-provision earnings (PPNR) Income (loss) before income taxes $ 16 $ 189 $ (207) $ 638 $ 86 $ 225 $ 19 $ 188 $ 180 $ 724 $ 369 Provision for credit losses 404 304 692 107 336 304 482 321 290 442 611 Pretax pre-provision earnings (PPNR) $ 420 $ 493 $ 485 $ 745 $ 422 $ 529 $ 501 $ 509 $ 470 $ 1,166 $ 980 Less: Gain on portfolio sale — — — (230) — — — — (5) (230) (5) PPNR less gain on portfolio sale $ 420 $ 493 $ 485 $ 515 $ 422 $ 529 $ 501 $ 509 $ 465 $ 936 $ 975 Average Tangible common equity Average Total stockholders’ equity $ 1,864 $ 2,297 $ 2,353 $ 2,306 $ 2,496 $ 2,731 $ 2,795 $ 2,866 $ 3,120 $ 3,202 $ 2,614 $ 3,161 Less: average Goodwill and intangible assets, net (702) (695) (692) (793) (794) (785) (775) (766) (759) (750) (790) (754) Average Tangible common equity $ 1,162 $ 1,602 $ 1,661 $ 1,513 $ 1,702 $ 1,946 $ 2,020 $ 2,100 $ 2,361 $ 2,452 $ 1,824 $ 2,407 Tangible common equity (TCE) Total stockholders’ equity $ 2,048 $ 2,275 $ 2,399 $ 2,265 $ 2,716 $ 2,736 $ 2,864 $ 2,918 $ 3,032 $ 3,170 $ 2,736 $ 3,170 Less: Goodwill and intangible assets, net (699) (694) (690) (799) (790) (780) (771) (762) (753) (744) (780) (744) Tangible common equity (TCE) $ 1,349 $ 1,581 $ 1,709 $ 1,466 $ 1,926 $ 1,956 $ 2,093 $ 2,156 $ 2,279 $ 2,426 $ 1,956 $ 2,426 Tangible assets (TA) Total assets $ 21,812 $ 21,811 $ 21,960 $ 25,407 $ 21,970 $ 21,609 $ 21,608 $ 23,141 $ 22,299 $ 22,144 $ 21,609 $ 22,144 Less: Goodwill and intangible assets, net (699) (694) (690) (799) (790) (780) (771) (762) (753) (744) (780) (744) Tangible assets (TA) $ 21,113 $ 21,117 $ 21,270 $ 24,608 $ 21,180 $ 20,829 $ 20,837 $ 22,379 $ 21,546 $ 21,400 $ 20,829 $ 21,400 Reconciliation of GAAP to non-GAAP financial measures